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                                                                  EXHIBIT 10.15

                                  BONHOMME PLACE

                              OFFICE BUILDING LEASE



                         BONHOMME PLACE ASSOCIATES, INC.

                                    LANDLORD



                      HANOVER CAPITAL MORTGAGE CORPORATION

                                     TENANT


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                                 BONHOMME PLACE

                              OFFICE BUILDING LEASE

     This Lease, made and entered into as of the 5th day of February, 1993 by and between Bonhomme Place Associates, Inc., a Missouri limited partnership, hereinafter called ("Landlord"), and Hanover Capital Mortgage Company, a Missouri Corporation (hereinafter called "Tenant").

     Landlord, for and in consideration of the rents, covenants and agreements hereinafter mentioned and hereby agreed to be paid, kept and performed by Tenant, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the premises described herein on the terms and conditions contained herein.

1.   PREMISES
     --------

     The premises hereby leased (hereinafter called the "Premises") are designated on the floor plan attached hereto as Exhibit A and consist of 3,188 rentable square feet on the fourth (4th) floor of the office building (hereinafter called the "Building") known as Bonhomme Place in the County of St. Louis and State of Missouri, the Premises being more concisely described as follow:

        SUITE NUMBER:           475 FLOOR NUMBER: FOUR
        BUILDING NAME:          Bonhomme Place
        ADDRESS:                7700 Bonhomme Avenue, Clayton, Missouri 63105

2.   TERM
     ----

     The term of this Lease (hereinafter called the "Term") shall be for three
     (3) years commencing on the first day of March, 1993 (hereinafter called the "Commencement Date") and ending on the last day of February, 1996, both dates inclusive, unless earlier terminated as provided herein, provided that if Tenant, with Landlord's permission, occupies the Premises prior to the Commencement Date, then the Term shall include, and the obligations of the parties shall be effective during, the period from the date of such occupancy to the Commencement Date with no effect on the expiration date of the Term.

3.   POSSESSION
     ----------

     In the event the Premises shall not be completed and ready for occupancy on the Commencement Date, or in the event Landlord is unable to deliver possession on such date by reason of the holding over or retention of possession by any tenant or occupant, this Lease shall nevertheless continue in full force and effect, but Rent (as hereinafter defined) shall abate until the Premises are ready for occupancy or until Landlord is able to deliver possession, as the case may be, and Landlord shall have no other liability whatsoever on account thereof; provided, however, there shall be no abatement of Rent if the Premises are not ready for occupancy because of the failure to complete the installation of special equipment, fixtures or material ordered by Tenant or because of any delays resulting from Tenant's failure to promptly submit plans in accordance with the Work Letter attached hereto as Exhibit B or resulting from changes or additions to Tenant's plans after the initial submission thereof. The Premises shall not be deemed incomplete or not ready for occupancy if only insubstantial details of construction, decoration or mechanical adjustments remain to be done. The determination of Landlord's architect or interior space planner for the Building shall be final and conclusive on Tenant as to whether the Premises are completed and ready for occupancy. Under no circumstances shall the occurrence of any of the events described in this Section 3 be deemed to accelerate or defer the expiration date of the Term.

4.   BASE RENT
     ---------

     Tenant shall pay to Landlord at the address set forth in Section 27 hereof in United States currency Rent as set forth in paragraph 1 of the Addendum to Lease.

5.   ADDITIONAL RENT FOR EXCESS OPERATING EXPENSES AND TAXES
     -------------------------------------------------------


5.1 In addition to paying the Base Rent specified in Section 4 hereof, Tenant shall pay as "Additional Rent" for excess Operating Expenses and excess Taxes the amounts determined as hereinafter set forth. The Base Rent and Additional Rent are sometimes herein collectively called the "Rent". All amounts due under this Section as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. The Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. The Additional Rent described in this Section and in Section 8 hereof shall be payable during any period of occupancy free of Base Rent which may be granted by landlord. The obligations of Tenant to pay the Additional Rent provided for in this
     Section 5 shall survive the expiration of the Term. For any partial Calendar Year, Tenant shall be obligated to pay only a pro rata share of the Additional Rent based on the number of the days of the Term falling within such Calendar Year.

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5.2  As used in this Section 5, the term:

     (a) "Base Amount" is the amount of Operating Expenses and Taxes included in and a part of the Base Rent and for the purposes of this Lease shall be the amount spent for operating expenses and taxes for the calendar year 1992.

     (b) "Calendar Year" shall mean each calendar year in which any part of the Term fails, through and including the year in which the Term expires.

     (c) "Tenant's Proportionate Share" shall mean Three and 13/100 percent (3.13%) being the percentage calculated by dividing 101,864 sq. ft. (being the total rentable area of the Building) into the rentable area contained in the Premises, rentable area to be determined by landlord on a uniform basis for all tenants of the Building. The rentable area of the Premises and the Building shall be computed using the standards of the Building Owners and Managers Association International and shall allocate to each leased premises in the Building a pro rata portion of the ground floor common area lobby.

     (d) "Taxes" shall mean all real estate taxes and assessments, special or otherwise, and trustees' assessments levied or assessed upon or with respect to the land and/or Building and ad valorem taxes for any personal property used in connection therewith. Should the State of Missouri or any political subdivision thereof or any other governmental authority having jurisdiction over the land and/or the
          Building: (i) impose a tax, assessment, charge or fee or increase a then-existing tax, assessment, charge or fee which landlord shall be required to pay, either by way of substitution for such real estate taxes and ad valorem personal property taxes or in addition to such real estate taxes and ad valorem personal property taxes; or (ii) impose an income or franchise tax or a tax on rents in substitution for or as a supplement to a tax levied against the land and/or the Building and/or the personal property used in connection with the land and/or the Building, all such taxes, assessments, fees or charges shall be deemed to constitute Taxes hereunder. Taxes shall include all fees and costs incurred by landlord in seeking to obtain a reduction of or a limit on the increase in any Taxes, regardless of whether any reduction or limitation is obtained. Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax.

     (e) "Operating Expenses" shall mean all expenses, costs and disbursements (other than Taxes) of every kind and nature (determined for the applicable Calendar Year on an accrual basis) paid or incurred by landlord in connection with the ownership, management, operation and repair of the land and Building, including the following:

          (i) the wages and salaries of all employees engaged in the operation, management and maintenance of the Building, including employees' Social Security taxes and any other taxes which may be levied on such wages and salaries;

          (ii) All janitorial labor supplied and materials used in the operation and maintenance of the Building;

          (iii)The cost of water and power, sewer service, heating, lighting, ventilating, electricity and air conditioning of the Building;

          (iv) The cost of all maintenance and service agreements on equipment, including security systems, window cleaning, elevator maintenance, mechanical equipment maintenance and electrical systems maintenance;

          (v)  Insurance premiums; and

          (vi) The cost of repairs (including plate glass) and general maintenance of the Building and Land; but excluding the following:

               (A)  Costs of alterations of any tenant's premises;

               (B) Principal or interest payments on loans secured by mortgages or trust deeds on the Building and/or on the land;

               (C) Costs of capital improvements, except that Operating Expenses shall include: (a) the cost during the Term, as reasonably amortized by landlord with interest at the rate of fifteen percent (15%) on the unamortized amount of any capital improvement which reduces any component cost included within the Operating Expenses; and (b) the cost of any capital improvements which are necessary to keep the Land and/or Building in compliance with all governmental rules and regulations applicable from time to time thereto.

               (D)  Real estate brokers' leasing commissions.

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5.3  Tenant shall pay to landlord as Additional Rent an amount ("Expense
     Adjustment Amount") equal to Tenant's Proportionate Share of the amount by which the combined total (as such total may be adjusted pursuant to Section
     5.2 hereof) of Taxes paid during each Calendar Year and Operating Expenses incurred with respect to each Calendar Year exceeds the Base Amount. In the event the Building is not fully occupied or should Landlord not be providing services to all tenants of the Building at the level required by this Lease during any year during the Term, Landlord shall add to the Operating Expenses actually incurred by Landlord during such year those additional expenses which it reasonably determines it would have incurred during such year had the Building been fully occupied and the services performed at the level required by this Lease. The Expense Adjustment Amount with respect to each Calendar Year shall be paid in monthly installments in an amount estimated from time to time by Landlord and communicated by written notice to Tenant. Landlord shall cause to be kept books and records showing Operating Expenses and Taxes in accordance with an appropriate system of accounts and accounting practices consistently maintained. As promptly as practicable following the close of each Calendar Year, Landlord shall cause a firm of independent public accountants to review such books and records (and to do such other work as may be necessary to enable such firm to give the certificate hereinafter required) and to deliver to landlord its certificate specifying the amount of Operating Expenses and Taxes for such Calendar Year for the Building. Alter receipt of such certificate, Landlord shall cause the amount of the Expense Adjustment Amount for such Calendar Year to be computed based on Operating Expenses and Taxes for such Calendar Year for the Building as specified in such firm's certificate, and Landlord shall deliver to Tenant a statement of such amount and Tenant shall pay any deficiency to Landlord as shown by such statement within thirty (30) days after receipt of such statement. The certificate of such independent accounting firm as to the amount of Operating Expenses and Taxes for such Calendar Year for the Building shall constitute a determination which is final and conclusive and binding on Landlord and Tenant. If the total of the estimated monthly installments paid by Tenant during any Calendar Year exceeds the actual Expense Adjustment Amount due from Tenant for such Calendar Year, at Landlord's option such excess shall be either credited against payments next due hereunder or refunded by landlord, provided that Tenant is not then in default hereunder. The amount of any refund of Taxes received by Landlord shall be credited against Taxes for the year in which such refund is received. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be limited to the amount of the installments (plus any interest payable thereon) of such special assessments required to be paid during such year computed as if Landlord had elected to have such special assessments paid over the maximum period of time permitted by law even if Landlord shall not have made such election. All references to Taxes "for" a particular year shall be deemed to refer to Taxes payable during such year without regard to when such Taxes are assessed or levied.

6.   SECURITY DEPOSIT
     ----------------

     Tenant concurrently with its execution of this Lease has deposited with Landlord the Security Deposit to be held to guarantee the faithful performance by Tenant of all of its obligations under this Lease. Any interest earned thereon shall be the property of Landlord. Landlord may deposit such Security Deposit in its general funds, and shall not be required to keep the Security Deposit in a separate account. Unless and until Tenant is in default with respect to any provision hereof, the Security Deposit shall be the property of Tenant. If Tenant defaults with respect to any provision of this Lease, Landlord may expend the whole or any part of the Security Deposit for the payment of any amount which Landlord may expend by reason of such default. If any portion or all of the Security Deposit is so used, Tenant shall, within ten (10) days after demand therefor, deposit cash with Landlord in a amount sufficient to restore the security deposit to its original amount and failure to do so shall be a breach of this Lease. If Tenant shall not default under this Lease, the Security Deposit shall be returned to Tenant at the end of the Term; provided that Landlord may retain the Security Deposit until such time as all amounts due from Tenant hereunder have been paid in full. In the event of a transfer of the Building, Landlord may pay over the Security Deposit to Landlord's transferee to be held under the terms of this Lease and Landlord shall be released from all liability for the return of the Security Deposit. Under no circumstances shall the Security Deposit be interpreted as being part of the Rent.

7.   PERMITTED USE
     -------------

     Tenant shall use and occupy the Premises for general office purposes and no other use or purpose, and Tenant agrees for itself and its employees, agents, clients, customers, invitees and guests to comply with the Building Rules attached hereto as Exhibit C and with such reasonable modifications thereof and additions thereto as Landlord may make for the Building, it being agreed that Landlord shall not be liable for any nonobservance thereof by any other tenant. Tenant shall not make or permit to be made any use of the Premises which, directly or indirectly, is forbidden by law, ordinance or governmental regulation or which may be dangerous to persons or property of which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations, nor shall Tenant do or permit to be done any act or thing upon the Premises which will be in conflict with fire insurance policies covering the Building.

8.   SERVICES
     --------

     Landlord shall furnish:

     (a) Heat and air conditioning to provide a seasonable temperature (subject to governmental regulations) for normal occupancy and use of the Premises under normal business operations daily from 8:00 a.m. to 6:00 p.m., Saturdays from 8:00 a.m. to 12:30 p.m., Sundays and holidays excepted ("Normal Business

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     Hours"). Whenever heat-generating machines or equipment are used by Tenant in the Premises, Landlord reserves the right to install supplementary air conditioning units for the Premises, and the cost of installation, operation and maintenance thereof shall be paid by Tenant to Landlord as Additional Rent at rates fixed by Landlord. If heat, ventilation or air conditioning is requested by Tenant outside of Normal Business Hours, the cost of the provision thereof shall be paid by Tenant at rates set by landlord as Additional Rent.

(b) Cold water from St. Louis County Water Company mains for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord (or by Tenant with Landlord's written consent) and hot water for lavatory purposes from regular Building supply. If Tenant shall require water in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord for the use thereof and Landlord may cause a water meter to be installed for the Premises to measure the amount of water consumed. The cost of the meter and of installation, maintenance and repair thereof shall be paid by Tenant and Tenant agrees to pay to Landlord promptly upon demand, as Additional Rent hereunder for all such water consumed as shown by said meter at the rate charged for such water by the utility company serving the Building. If a separate meter is not installed, the excess cost of such water will be established by a survey made by an independent engineer selected by Landlord.

(c) Janitor service and customary cleaning in and about the Premises (kitchens, private restrooms and eating areas excluded), Monday through Friday (holidays excepted) comparable to standard janitor service furnished by other St. Louis area office buildings. Tenant shall not provide any janitor or cleaning services without Landlord's consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor contractor or employees at all times satisfactory to Landlord.

(d) Adequate operator-less passenger elevator service in common with other tenants at reasonable times. Freight elevator service shall be made available by Landlord as necessary upon reasonable notice by Tenant.

(e) Window washing of all windows in the Premises, both inside and out, at reasonable intervals.

(f)  Electricity for Building standard lighting during Normal Business Hours.

(g) Electricity allowance of 1.5 watts of power per rentable square foot per hour during Normal Business Hours for business machines, telephone equipment, non-standard Building lighting, and other energy consuming devices. In the event that the total electric energy required to operate all business machines, telephone equipment, non-standard Building lighting and other energy consuming devices located within the Premises exceeds the electricity allowance defined above, Tenant agrees to pay to Landlord, promptly upon demand, as Additional Rent hereunder for said excess electricity at the average unit rate in effect of the utility company serving the Building. The amount of excess electrical energy shall be determined by (1) utilizing the services of an independent consulting engineer to conduct a survey of the Premises and calculate the amount of excess electrical energy; or (2) installation of power monitoring device(s) to measure the amount of electrical energy used. The cost of power monitoring devices and the installation, maintenance and repair thereof and/or the cost of consulting engineering services used for determining excess electrical consumption shall be paid by Tenant.

(h) Tenant shall not, without the prior written consent of Landlord, install or use any apparatus or device in the Premises, including, but without limitation, electronic data processing machines, mainframe computer equipment or other devices using other than standard duplex outlets or consuming electricity in excess of the amount set forth in subsection (g) above.

In the event that landlord furnishes any additional services, such services shall be paid for by Tenant at rates fixed by Landlord. A failure to pay for such services within ten (10) days after notice shall authorize Landlord, in Landlord's sole and exclusive discretion and without any further notice, to discontinue such additional services or to terminate such additional services as Landlord shall determine. Any sums which may be due for such additional services shall be deemed Additional Rent due hereunder and the same shall be subject to all of the provisions pertaining to the payment of Rent. Landlord does not warrant that any service will be free from interruptions occasioned in whole or in part by repairs, renewals or improvements; by any strike, lockout or other labor disturbance; by inability to secure water, electricity, gas or other materials at the Building after reasonable effort to do so; by any accident or casualty whatsoever; by the act or omission of Tenant or other parties or by any other cause or causes beyond the reasonable control of Landlord. Any such interruption of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof or render Landlord liable to Tenant for damages or relieve Tenant from performance of Tenant's obligations hereunder.

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9.   SUBLETTING AND ASSIGNMENT
     -------------------------

     Tenant shall not by operation of law or otherwise, have the right to assign, sublet, hypothecate, mortgage, encumber or convey this Lease or any interest under it without the written consent of Landlord which shall not be unreasonably withheld. For the purposes of this Section any transfer of the stock in a corporate tenant or any transfer of an interest in a partnership tenant in which a transfer of control of the corporation or partnership is effected shall be deemed to be an assignment of this Lease.

10.   QUIET POSSESSION AND SUBORDINATION
      ----------------------------------

     Landlord covenants and agrees with Tenant that upon Tenant's paying the Rent and Additional Rent and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly enjoy the Premises throughout the Term of this Lease without hinderance or molestation by anyone claiming through or under Landlord, subject, however, to the terms and conditions of this Base and any ground or underlying leases and mortgages or deeds of trust on the land or Building. This Cease is subject and subordinate to all present or future ground or underlying leases of the land or Building and to the lien of any mortgages or deeds of trust now or hereafter in force against the land and Building or either and to all renewals, extensions, modifications, consolidations and replacements thereof and to all advances made or hereafter to be made upon the security thereof. Such subordination shall be self-executing without further act on the part of Landlord or Tenant; provided, however, that Tenant shall at any time hereafter, on the demand of Landlord or any lienholder, execute any instruments, releases or other documents that may be required by any lienholder for the purpose of confirming the subordination of this Lease to the lien of such lienholder. Tenant hereby irrevocably authorize Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant falls to do so. In the event that any mortgagee through foreclosure of any mortgage or deed of trust to which this Lease is subordinated (or by deed in lieu thereof), or any ground or underlying lessor through termination of any ground or underlying lease, or any purchaser at a foreclosure sale becomes the owner of the Premises, Tenant will attorn to and recognize such entity's becoming such owner for all purposes in place of the Landlord named in this Lease; provided that there shall be no credit given by such entity to Tenant for any Rent or Additional Rent which has been prepaid to Landlord named herein.

11.  LANDLORD'S RESERVED RIGHTS
     --------------------------

     Landlord reserves the following rights: (a) to change the name or street address of the Building; (b) to install, affix and maintain a sign on the exterior of the Building; (c) to designate all sources furnishing sign painting and lettering, drinking water, catering, food, toilet supplies, lamps and bulbs, background music or other services used on the Premises, and in general, to designate, limit, restrict and control any business or any service in or to the Building and its tenants; (d) to display "For Rent" signs on and to exhibit, decorate, remodel, repair, alter or otherwise prepare for re-occupancy the Premises during the last six (6) months of the Term of this Lease or any part thereof if during or prior to that time Tenant vacates the Premises; (e) to retain at all times and to use in appropriate instances passkeys to all doors within and into the Premises (no locks shall be changed without the prior consent of Landlord);
     (f) to grant to anyone the exclusive right to conduct any particular business or underlying in the Building; (g) to close the Building after regular working hours and on legal holidays; subject, however, to Tenant's right to admittance under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building identity themselves to a watchman or employee of Landlord by registration or otherwise and that said persons establish their right to enter or leave the Building; (h) to approve the weight, size and location of safes or other heavy equipment or articles, which articles may be moved in, about or out of the Building or Premises only at such times and in such manner as Landlord shall direct and in all events, however, at Tenant's sole risk and responsibility; (i) to take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Premises or to the Building as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or Landlord's interest therein or as may be necessary or desirable in the operation of the Building; (j) to decorate or make repairs, alterations, additions or improvements, whether structural or otherwise, in and about the Building or any part thereof and for such purposes to enter upon the Premises and during the continuance of any said work to temporarily close doors, entry-ways, public spaces and corridors in the Building and to interrupt or temporarily suspend Building, services and facilities upon advance reasonable notice and so as to not unreasonably interfere with Tenant's use and enjoyment of the Premises; and (k) to designate and approve prior to installation all types of window shades, blinds, drapes, awnings, window ventilators and similar equipment, and to control all internal lighting and objects which may be visible from the exterior of the Building. Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of Rent or affecting any of Tenant's obligations hereunder.

12.  CONDITION OF PREMISES
     ---------------------

     Tenant's taking possession of any portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when Tenant took possession, except as to latent defects and excluding damage caused by Tenant or its agents, independent contractors or suppliers. Landlord or its agents have made no representation respecting the condition of the Premises or any future work or improvements to be done or made thereto except as expressly provided in this Lease.

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13.  ALTERATIONS AND IMPROVEMENTS
     ----------------------------

     Tenant shall not, without the prior written consent of Landlord, make any alterations, improvements or additions to the Premises. If Landlord consents to such alterations, improvements or additions, it may impose such conditions with respect thereto a Landlord deems appropriate, including, without limitation, requiting Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities which may arise out of such work and the plans and specifications together with all permits necessary for such work. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenant's expense by employees of or contractors hired by Landlord except to the extent Landlord gives its prior written consent to Tenant's hiring contractors. Tenant shall promptly pay to Landlord or to Tenant's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof. Tenant shall also pay to Landlord a percentage of the cost of such work (such percentage to be established on a uniform basis for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall defend and hold Landlord and the Land and Building harmless from all costs, damages, liens and expenses related to such work. All work done by Tenant or its contractors shall be done in a first-class, workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. All alterations, improvements and additions to the Premises, whether temporary or permanent in character, made or paid for by Landlord or Tenant shall without compensation to Tenant become Landlord's property at the termination of this Lease by lapse of time or otherwise and shall, unless Landlord requests their removal, be relinquished to Landlord in good condition, ordinary wear excepted. Landlord agrees to install at its cost and expense the items listed in the Work Letter attached hereto as Exhibit B, which such Work Letter specifies the improvements to be made at the cost and expense of Landlord. Landlord hereby approves of those alterations, if any, listed in said Exhibit B to be performed at Tenant's expense.

14.  REPAIRS AND REPLACEMENTS
     ------------------------

     Landlord, at its expense, shall maintain and keep in good condition the Premises and the Building, except as otherwise specified in this Section. Tenant shall, at its own expense, keep the Premises in a safe and tenantable condition during the Term of this Lease except as otherwise provided in Section 15 of this Lease, and Tenant shall promptly and adequately repair all damages to the Premises occasioned by Tenant's use or occupancy of the Premises and replace or repair all damaged or broken glass, fixtures and appurtenances, under the supervision and with the approval of Landlord and within any reasonable period of time specified by Landlord. If Tenant does not do so, Landlord may (but need not) make such repairs and replacements, and Tenant shall pay Landlord the cost thereof forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions, including ducts and all other facilities for air conditioning service as Landlord shall desire or deem necessary, to the Premises or to the Building or as Landlord may be required to do by any governmental authority.

15.  DESTRUCTION OR DAMAGE
     ---------------------

     If a substantial portion of the Premises be rendered untenantable by fire or other casualty or if by reason of fire or other casualty affecting some other portion of the Building a substantial portion of the Premises is rendered inaccessible or unsafe, and if it is reasonably anticipated that even though undertaken and pursued with all due diligence it will require more than six (6) months to repair, restore or rehabilitate the damaged area, Landlord may terminate this Lease as of the date of the fire or casualty by notice to Tenant within sixty (60) days after such occurrence. If in any such event Landlord does not elect to terminate this Lease, Landlord shall proceed with all due diligence to repair, restore and rehabilitate the Premises or the Building at Landlord's expense and this Lease shall not terminate. In the event the Lease is not terminated pursuant to this Section, Base Rent shall equitably abate on a per diem basis during the period of untenantability of the Premises. In the event of the termination of this Lease pursuant to this Section, Rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty. In the event that the Premises are partially damaged by fire or other insured casualty but are not rendered substantially untenantable, then Landlord shall, except during the last year of the Term and except if the Building has been substantially damaged and Landlord has elected not to restore the Premises, proceed with all due diligence to repair and restore the Premises, and the Base rent shall equitably abate in proportion with the non-usability of the Premises during the period of untenantability; provided, however, that if such partial damage is occasioned by an uninsured casualty, Landlord at its option may terminate this Lease as of the date of such occurrence by written notice to Tenant within sixty (60) days thereafter. If a portion of the Premises is made untenantable as aforesaid during the last year of the Term, Landlord or Tenant shall have the right to terminate this Lease as of the date of the fire or casualty by giving written notice thereof to the other party within thirty (30) days after the date of fire or other casualty, in which event the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty.

16.  EMINENT DOMAIN
     --------------

     In the event that the whole of the Building or the whole of the Premises shall be taken by the exercise of the power of eminent domain or pursuant to any agreement in lieu of the exercise of such power (hereinafter called a "Condemnation Proceeding") then in such case this Lease shall terminate as of the date of the taking of possession by or the vesting of title in the condemning authority (said date being hereinafter called the "Taking Date"). If less than the whole of the Building or less than the whole of the Premises shall be taken in a Condemnation Proceeding, Tenant may at its option terminate this Lease as of the Taking Date by giving notice of its exercise of such option within sixty (60) days after the Taking Date, provided that as a result of such taking the Premises (or the remaining portion thereof) may no longer be adequately used for the purpose contemplated by this Lease as hereinbefore set forth. If a portion of the Premises shall be so taken and Tenant shall not exercise its option to terminate this Lease or if such taking shall not give rise to such option to terminate as aforesaid, then this Lease shall terminate on the Taking Date only as to that portion of the Premises so taken but shall remain in full force and effect with respect to that portion of the Premises not so taken, and the Rent and other charges payable by Tenant to Landlord hereunder shall be abated and reduced in the ratio which the diminution in the total floor space of the Premises following such Condemnation Proceeding shall bear to the total floor space thereof immediately prior to such Condemnation Proceeding. All income, rent, awards or interest derived from any Condemnation Proceeding shall belong to and be the property of Landlord.

17.  HOLDING OVER
     ------------

     If Tenant retains possession of the Premises or any part thereof after the termination of the Term or any extension thereof by lapse of time or otherwise, Tenant shall pay Landlord Rent at a rate equal to two hundred fifty percent (250%) of the Rent payable for the month immediately preceding the commencement of said holding over (including any Additional
     Rent) computed on a per month basis for each month or part thereof (without reduction for any such partial month) that Tenant remains in possession; and in addition thereto, Tenant shall pay Landlord all damages consequential as well as direct, sustained by reason of Tenant's retention of possession. Except as otherwise provided in this Section, such retention of possession shall constitute a tenancy at sufferance and not a month-to-month lease. Alternatively, at the election of Landlord expressed in a notice to Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year. The provisions of this Section shall not exclude Landlord's right of reentry or any other right hereunder. If Landlord has not elected to renew this Lease for one (1) year, nothing herein contained shall preclude Landlord from terminating such retention of possession as provided by law. The acceptance by Landlord of any payment of Rent subsequent to the commencement of such retention of possession by Tenant shall not be deemed to constitute a waiver by Landlord of any of the provisions of this Section.

18.  SURRENDER OF POSSESSION
     -----------------------

     Upon the expiration of the Term or any extension thereof or upon the termination of Tenant's right of possession whether by lapse of time or at the option of Landlord as herein provided, Tenant shall forthwith surrender the Premises to Landlord in good order, repair and condition, ordinary wear excepted. Any interest of Tenant in the alterations, improvements and additions to the Premises (including without limitation all carpeting and floor covering) made or paid for by Landlord or Tenant shall without compensation to Tenant become Landlord's property), at the termination of this Lease by lapse of time or otherwise, and such alterations, improvements and additions shall be relinquished to Landlord in good condition, ordinary wear excepted. At the termination of the Term or of Tenant's right of possession, Tenant agrees to remove the following items of Tenant's property: office furniture, trade fixtures, office equipment and all other items of Tenant's property on the Premises. Tenant shall pay to Landlord upon demand the cost of repairing any damage to the Premises and to the Building caused by any such removal. If Tenant shall fail or refuse to remove any such property from the Premises, Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost (by set-off, credit, allowance or otherwise), and Landlord may at its option accept the title to such property or at Tenant's expense may (a) remove the same or any part thereof in any manner that Landlord may choose, repairing any damage to the Premises caused by such removal, and (b) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person.

19.  LANDLORD'S REMEDIES
     -------------------

     If default shall be made in the payment of the Rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease and such default shall continue for five (5) days after payment thereof is due, or if default shall be made in the observance or performance of any of the other covenants or conditions in this Lease which Tenant is required to observe and perform and such default shall continue for thirty (30) days after written notice to Tenant [provided that if the nature of Tenant's default is such that more than thirty (30) days is reasonably required for its cure, Tenant will not be deemed to be in default if: (a) Tenant commences such cure within such thirty (30) day period, (b) Tenant diligently prosecutes such cure to completion, (c) the interest of Landlord in the Land and/or the Building will not be adversely affected by such delay, and (d) the delay does not increase the Operating Expenses], or if a default involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant, or if the interest of Tenant in this Lease shall be levied on under execution or other legal process, or if any voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed within thirty (30) days of the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not have been dismissed thirty (30) days from the date of his appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature, or if Tenant shall abandon or vacate the Premises, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease and thereupon at its option may, with or without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

     (a) Landlord may terminate this Lease and the estate created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith, in addition to any other sums or damages for which Tenant may be liable to Landlord as damages, an amount, if any, equal to the Rent which would have been payable during any period of rent-free occupancy provided to Tenant by this Lease, the cost of all leasing commissions paid by Landlord in connection with this Lease, the cost to Landlord of the initial leasehold improvements to the Premises, and all other amounts paid to or on behalf of Tenant in connection with Tenant's entry into this Lease and occupancy of the Premises (including without limitation any moving cost allowance, payments on lease(s) assumed by Landlord, payment for preparation of floor plans and the like), including Landlord's interest expense thereon, together with a sum of money equal to the excess of the value of the Rent provided to be paid by Tenant for the balance of the Term over the fair market rental value of the Premises, after deduction of all anticipated expenses of reletting for said period. Should the fair market rental value of the Premises after deduction of all anticipated expenses of reletting for the balance of the then-existing term of this Lease exceed the value of the Rent to be paid by Tenant for the balance of the then-existing term of this Lease, Landlord shall not be obligated to pay to Tenant the excess or any part thereof or to credit such excess or any part thereof against any other sums or damages for which Tenant may be liable to Landlord.

     (b) Landlord may terminate Tenant's right of possession and may repossess the Premises by forcible entry or unlawful detainer suit, by taking peaceful possession or otherwise without terminating this Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate, repair, remodel or alter the Premises. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this Lease for the balance of the then existing Term of this Lease. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of all decoration, repairs, remodeling, alterations and additions and the expenses of such reletting to satisfy the Rent provided for in this Lease, and the amounts recoverable by Landlord from Tenant pursuant to subparagraph (a) of this paragraph, Tenant shall satisfy and pay the same upon demand therefor from time to time. Landlord may file suit to recover any sums falling due form time to time and no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

20.  BANKRUPTCY
     ----------

     If a petition is filed by or against Tenant for relief under Title 11 of the United States Code, as amended (the "Bankruptcy Code"), and the Tenant (including for purposes of this section Tenant's successor in bankruptcy, whether a trustee or Tenant as debtor in possession) assumes and proposes to assign, or proposes to assume and assign, this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made or accepted a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of the proposed assignment setting forth
     (a) the name and address of the proposed assignee, (b) all of the terms and conditions of the offer and proposed assignment, and (c) the adequate assurance to be furnished by the proposed assignee of its future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after Tenant has made or received such offer, but in no event later than ten (10) days prior to the date on which Tenant applies to a court of competent jurisdiction for authority and approval to enter into the proposed assignment. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the date on which the court order authorizing such assignment becomes final and non-appealable, to receive an assignment of this Lease upon the same terms and conditions, and for the same consideration, if any, as the proposed assignee, less any brokerage commissions which may otherwise be payable out of the consideration to be paid by the proposed assignee for the assignment of this Lease. If this Lease is assigned pursuant to the provisions of the Bankruptcy Code, Landlord: (i) may require from the assignee a deposit or other security for the performance of its obligations under the Lease in an amount substantially the same as would have been required by Landlord upon the initial leasing to a tenant similar to the assignee; and (ii) shall be entitled to receive, as additional rent, any sums received by Tenant in connection with such assignment. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or documentation to have assumed all of the Tenant's obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. No provision of this Lease shall be deemed a waiver of Landlord's rights or remedies under the Bankruptcy Code to oppose any assumption and/or assignment of this Lease, to require a timely performance of Tenant's obligations under this Lease, or to regain possession of the Premises if this Lease has neither been assumed nor rejected within sixty (60) days after the date of the order for relief or within such additional time as a court of competent jurisdiction may have fixed. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

21.  EXPENSES OF ENFORCEMENT
     -----------------------

     Tenant shall pay upon demand all of Landlord's costs, charges and expenses, including the reasonable fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, arbitration, negotiation or transaction in which Tenant causes Landlord to become involved or concerned as a result of the relationship created hereby. Tenant hereby covenants and agrees that in order to secure the payment of Rent hereunder and all of Tenant's other obligations hereunder, Landlord shall and does have a first lien upon any rents from any subtenant of Tenant (subject to the provisions of Section 9 hereof) as well as upon the interest of Tenant in all personal property located upon the Premises.

22.  INTEREST
     --------

     Any Rent due Landlord under this Lease shall be considered past due for purposes hereof on the tenth day of any month and shall incur a service charge of two percent (2%) per month or portion thereof for that and each subsequent month or portion thereof past due unless a lesser rate shall then be the maximum rate permissible by law, in which event such lesser rate shall be charged. Any other amounts payable to Landlord under this Lease, with the exception of Rent, shall be considered past due fifteen
     (15) days from Landlord's billing date and shall incur a service charge of two percent (2%) per month or portion thereof for that and each subsequent month past due unless a lesser rate shall then be the maximum rate permissible by law in which event such lesser rate shall be charged.

23.  LIABILITY OF LANDLORD AND TENANT
     --------------------------------

     Landlord and Tenant hereby mutually waive any and all right of recovery against one another based upon the negligence of either Landlord or Tenant or their agents or employees for real or personal property loss or damage occurring to the Premises or the Building or any part thereof or any personal property located therein from perils insured against in standard fire and extended coverage, vandalism and malicious mischief and sprinkler leakage insurance contracts (commonly referred to as "all risk") issued in the State of Missouri (whether or not such insurance is carried). Landlord and Tenant shall request that their respective insurance carriers consent to a waiver of all rights of subrogation against each other by inclusion of such a clause in their respective policies or by endorsements thereto. Tenant shall defend and indemnify Landlord and save it harmless from and against any and all claims by or on behalf of any person or persons, firm or firms or corporation or corporations, arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, and will further indemnify and save Landlord harmless against the performance of any covenant or agreement on Tenant's part to be performed pursuant to the terms of this Lease or arising from any act or negligence of Tenant or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to resist or defend at Tenant's expense such action or proceeding by counsel reasonably satisfactory to Landlord; provided that the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or defense resulting from injuries to third parties caused solely by the negligence of Landlord or any officer, contractor, licensee, agent, servant, employee, guest, invitee or visitor of Landlord. It is expressly understood and agreed that none of Landlord's covenants, undertakings and agreements under this Lease are made or intended as personal covenants, undertakings or agreements by Landlord, and any liability for damage or breach or non-performance by Landlord shall be collectible only out of Landlord's interest in the Building, and no personal liability is assumed by or at any time may be asserted against Landlord or its agents.

24.  INSURANCE
     ---------

     Tenant shall at all times during the Term of this Lease maintain in full force and effect with respect to the Premises public liability insurance having combined single limits of One Million Dollars ($1,000,000.00) in the standard form generally in use in the State of Missouri and in companies satisfactory to Landlord. The amount of such insurance shall be subject to increase upon the reasonable request of Landlord. Such insurance shall name Landlord as an additional insured for the full amount of the insurance herein required with respect to the operations and activities of Tenant or in connection with the Premises and shall be subject to modification or cancellation only upon ten (10) days notice to each insured. With respect to each policy of such insurance and each renewal thereof, if requested, Tenant, at the beginning of the Term of this Lease and thereafter not less than thirty (30) days prior to the expiration of any such policy, shall furnish Landlord with a certificate of insurance of such coverage.

25.  RESTRICTION ON ANNOUNCEMENTS
     ----------------------------

     Any and all information conveyed to the media and/or the business community, whether in the form of informal or formal discussions, press releases, direct mail or other broadly distributed announcements regarding discussions, negotiations, lease signing, occupancy by Tenant or any subsequent agreements between Tenant and Landlord shall be conveyed EXCLUSIVELY by Landlord. This includes any and all contact with print or broadcast reports as well as paid advertising.

26.  SUBSTITUTE PREMISES
     -------------------

     If the Premises contain an area of 2,500 rentable square feet or less, Landlord shall have the right at any time during the term hereof, upon giving Tenant not less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the Premises and remove and place Tenant in such space, with Landlord to pay all reasonable costs and expenses incurred as a result of such relocation of Tenant. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) day period, Landlord shall have the right to cancel and terminate this Lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the Premises as though Landlord and Tenant entered into an express written amendment of this Lease with respect thereto.

27.  NOTICES
     -------

     Any notice, demand, consent, permission or other communication which either party hereto is required or desires to give or communicate to the other party shall be in writing and shall be given personally or communicated by U.S. registered or certified mail, postage prepaid, return receipt requested, address:

     (i)     in the case of Landlord, to:

             Bonhomme Place Associates, Inc.
             c/o Sweeney-Finn Corporation
             744 Office Parkway
             St. Louis, MO 63105

     (i)     in the case of Tenant, to:

             Hanover Capital Mortgage Corporation
             7700 Bonhomme Avenue
             St. Louis, MO 63105
             Attn: Richard F. Weeks

Any such notice or other communication so sent shall be deemed to have been given on the first business day following the date the same was deposited in the U.S. Mail as registered or certified matter with postage fully prepaid thereon. Either party may change its address for notices by notice to the other party in the manner provided in this Section.

28.  BUILDING SECURITY
     -----------------

     Landlord and its agents, within their sole discretion, may exercise such security measures as, but not be limited to, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause or for drill purposes, the denial of any access to the Building and other similar related actions that it deems necessary to prevent any threat of property damage or bodily injury. The exercise of such security measures by Landlord and the resulting interruption or cessation of Tenant's business, if any, shall never be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof or render Landlord liable to Tenant for any resulting damages or relieve Tenant from Tenant's obligations under this Lease.

29.  TRANSFER OF LANDLORD'S INTEREST
     -------------------------------

     Tenant acknowledges that Landlord has the right to transfer its interest in the Land and Building and in this Lease, and Tenant agrees that in the event of any such transfer Landlord shall automatically be released from all liability under this Lease, and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look solely to Landlord for the performance of Landlord's obligations hereunder.

30.  DEFINITION OF TENANT
     --------------------

     The term "Tenant" shall include Tenant's representatives and successors in interest and shall also include Tenant's assignees and subtenants if this Lease shall be validly assigned or sublet.

31.  ENTIRE AGREEMENT
     ----------------

     This Lease, together with the Exhibits scheduled below, constitutes the entire agreement between the parties with respect to the subject matter hereof, and no representation or agreement, oral or otherwise, not contained herein shall be binding upon the parties or otherwise have any force and effect. The following are Exhibits to this Lease and are incorporated herein by reference:

     Exhibit A     -     Floor Plan
     Exhibit B     -     Construction Plan
     Exhibit C     -     Building Rules
     Exhibit D     -     Estoppel Certificate
     Exhibit E     -     Right of First Refusal Space

32.  HEADINGS
     --------

     Headings and captions are for convenience of reference only.

33.  GENDER
     ------

     All terms used in this Lease shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the context may require.

34.  GOVERNING LAW
     -------------

     This Lease shall be governed by and enforced in accordance with the laws of the State of Missouri.

35.  BROKERS
     -------

     Tenant hereby confirms its prior understanding that Sweeney-Finn Corporation is the broker acting on behalf of Landlord, that any commission payable to such broker will be paid by Landlord, and that any information given to such broker may be disclosed to Landlord.

     Each of the parties hereto warrants to the other that it has not obligated the other party for any finders', brokers' or other agents' fees in connection with this Lease (and Tenant shall indemnify and hold Landlord harmless from and against any and all claims for such fees) except for Commercial Realty Group, Inc. and:

36.  PERFORMANCE OF TENANT'S OBLIGATIONS
     -----------------------------------

     If Tenant shall at any time fail to perform any act to be performed by Tenant under this Lease and such default shall continue for a period beyond the time provided for cure thereof in Section 19 hereof, or without notice if any emergency exists, Landlord, without waiving or releasing Tenant from any obligation hereunder, may (but shall be under no obligation to) perform such act and enter upon the Premises for such purpose and take any and all other actions as may be necessary with respect thereto. All sums paid by Landlord and all costs and expenses incurred by Landlord pursuant to this Section, together with interest thereon at the annual rate of fifteen percent (15%) or the highest lawful rate, whichever is lesser, from the respective dates of the payment of such sums or incurring such costs or expenses, shall be paid by Tenant to Landlord upon demand.

37.  WAIVER
     ------

     No waiver of any default by Tenant shall be implied from any omission by Landlord to take any action on account of said default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance of any obligation hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

38.  SEVERABILITY
     ------------

     The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision.

39.  ESTOPPEL CERTIFICATE
     --------------------

     Tenant agrees that from time to time, upon not less than ten (10) days prior request by Landlord, Tenant will deliver to Landlord a duly executed Lease Estoppel Certificate in the form attached hereto as Exhibit D.

40.  RECORDING
     ---------

     Neither party shall record this Lease. A memorandum of lease may be recorded only if approved and signed by Landlord and Tenant.

41.  FORCE MAJEURE
     -------------

     Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, enemy or hostile government action, civil commotion, fire or other casualty or other causes beyond the reasonable control of the party obligated to perform shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except for the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease.

42.  NO MERGER
     ---------

     This Lease may be terminated only in accordance with its terms, and no unilateral termination by Tenant or voluntary surrender of the estate hereby created in Tenant shall be effective unless such termination or surrender shall be accepted by Landlord in writing; and in no event shall any such unilateral termination or voluntary surrender cause a merger of the estates hereby created in Landlord until acceptance by Landlord as aforesaid.

43.  RELATIONSHIP
     ------------

     Nothing contained in this Lease shall be deemed to constitute or be construed to create the relationship of principal and agent, partners, joint venturers or any other relationship between the parties hereto other than that of landlord and tenant.

44.  CORPORATE TENANT
     ----------------

     Tenant, in the event that it is a corporation, hereby covenants and warrants that: (a) it is duly incorporated (and duly qualified if foreign) and authorized to do business in the State of Missouri; (b) the persons executing this Lease on behalf of Tenant are officers of Tenant; (c) such officers were duly authorized by Tenant to sign and execute this Lease on its behalf; (d) this Lease is a valid and binding obligation of Tenant, enforceable in accordance with its terms; and (e) the execution and performance of this Lease by Tenant does not conflict or result in a breach of Tenant's certificate or articles of incorporation, Tenant's by-laws or any other agreement which affects the property or assets of Tenant.

45.  DELIVERY FOR EXAMINATION
     ------------------------

     Submission of the form of this Lease for examination shall not bind Landlord in any manner, and no lease or other obligations of Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each.

46.  NO AIR RIGHTS
     -------------

     No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

47.  MODIFICATION OF LEASE
     ---------------------

     If a lender requires as a condition to its lending funds, the repayment of which is to be secured by a mortgage or deed of trust on the Land and Building or either, that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise materially change the rights or obligations of Tenant hereunder; Tenant shall, upon Landlord's request, execute appropriate instruments effecting such modifications.

48.  APPLICATION OF PAYMENTS
     -----------------------

     Landlord shall have the right to apply payments received form Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy obligations of Tenant hereunder in such order and amounts as Landlord in its sole discretion may elect.

49.  PARKING
     -------

     Landlord shall make available for Tenant's use on a reserved basis, two (2) parking spaces in the Building garage during Normal Business Hours (as set forth in Section 8(a) hereof) and upon payment of the fee therefor which is initially $75.00 per month per parking space and which fee may be adjusted upon thirty (30) days notice from Landlord to Tenant, Landlord may from time to time publish and/or post rules pertaining to the use of the parking areas and Tenant shall be responsible for enforcing compliance with such rules by Tenant's employees, agents, contractors and visitors. Landlord may revoke Tenant's parking privileges in the event of noncompliance with such rules after written notice of such noncompliance is given to Tenant, a reasonable cure period is afforded, and such noncompliance persists. All parking spaces shall be used only for the personal automobiles of Tenant and its employees and guests (no trucks, motor homes and the like). Overnight parking is not permitted without in each case Landlord's prior consent. Upon Landlord's request, Tenant promptly shall furnish Landlord the names, vehicle descriptions and vehicle license numbers of each authorized user of Tenant's parking spaces. Tenant shall be liable for all costs and expenses suffered or incurred by Landlord in the towing of illegally parked vehicles of Tenant, its employees, agents, contractors or guests. Landlord may institute a system using cards for entering/exiting the garage and such cards shall remain the property of Landlord at all times (and will be subject to a replacement charge for lost cards (initially Ten Dollars ($10.00)). Landlord will also permit visitor parking in the garage for a fee and will institute arrangements to permit Tenant to pay such fees, if desired by Tenant, by token or other similar means. Tenant acknowledges that the nominal clearance height in the parking garage is seven feet (7'); however, actual clearance height in certain portions of the parking garage may be less than seven feet (7').

50.  DAMAGE TO PROPERTY
     ------------------

     Notwithstanding any other provision hereof the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees or agents of Landlord, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment. In no event shall Landlord be liable for any consequential damages based on or resulting from any act or omission of Landlord relative to this Lease and its obligations under this Lease. Tenant assumes responsibility for taking reasonable and necessary measures to protect its property from theft, robbery and pilferage.

     IN WITNESS WHEREOF, the undersigned have caused this Lease to be signed, sealed and delivered on their behalf as of the day and year first above written.

TENANT:                                   LANDLORD:

HANOVER CAPITAL MORTGAGE CORPORATION      BONHOMME PLACE ASSOCIATES, INC.
                                          a Missouri corporation


By: /s/                                     By: /s/
-----------------------------------         ---------------------------------

Title: Vice-President - Managing Director   Title: President
-----------------------------------         ---------------------------------

Date: 2/5/93                                Date: 3/10/93
-----------------------------------         ---------------------------------

                                    GUARANTY
                                    --------

     The undersigned, having a financial interest in the Tenant named in the foregoing Lease, hereby unconditionally and irrevocably (and jointly and severally if there be more than one) guaranties the prompt and complete performance by Tenant of all of the obligations and covenants of Tenant as set forth in the Lease. This guaranty shall remain in full force and effect until all of the obligations of Tenant have been fully performed or otherwise discharged. No waiver of default or extension of time by Landlord shall effect the liability of the undersigned. Landlord shall not be required to exhaust its remedies under the Lease before proceeding under this guaranty. This guaranty shall be binding on the successors, assigns, heirs and personal representatives of the undersigned and shall inure to the benefit of all successors and assigns of Landlord. The rights of Landlord under this guaranty shall not be subject to the exercise by Landlord of any remedy which it may have against Tenant. The Lease may be modified without notice to the undersigned and without release of the undersigned from its liability hereunder and the undersigned waives notice of acceptance or of non-performance or non-payment by the Tenant.

                                          HANOVER CAPITAL PARTNERS, LTD.

                                       By:
                                             --------------------------------
                                     Title:
                                             --------------------------------
                                      Date:
                                             --------------------------------

                                  EXHIBIT "A"





                       [DIAGRAM FLOOR PLAN-FOURTH FLOOR]

                                  EXHIBIT "B"




                       [DIAGRAM FLOOR PLAN-PARTIAL FOURTH FLOOR]

                                                                        92378.21
                                                                        11/23/92
                                                               Rev. #1 - 1-25-93

GENERAL NOTES
-------------

1.   Provide demolition and new construction as shown on plan.

2.   All dimensions are approximate and must be field verified.

3.   All plants, furniture and equipment shown is by Tenant.

4. Provide new recessed tenant entry as shown on plan to include glass sidelight, 12"x12" granite tile and wall sconces (match building standard entry detail).

5. Provide new building standard carpet and inset at Reception as shown on plan.

6. Provide wallcovering at all walls of New Reception (allow $1.25 SF material only).

7. Match building standard carpet at new Private Office. Finish at new walls to match existing walls. Contractor to verify.

8. Provide (5) new 24" deep paint grade shelves at existing Closet as shown on plan.

9. Provide new 24" plastic laminate counter, backsplash, base cabinets and overhead cabinets to include stainless steel sink and space for tenant supplied under counter refrigerator and ice maker at Supplies/Break Room as shown on plan. Match existing laminate.

10. Provide new 54"H partial height partition with plastic laminate top cap at New Reception as shown on plan.

11. Provide 7 total duplex outlets at New Open Office for tenant supplied workstations.

12.  Provide 7 total additional duplex outlets at New and Existing Private
     Offices.

13.  Provide 1 dedicated outlet at copier in Existing Supplies/Break Room.

14.  Provide 3 additional duplex outlets at Existing Open Office.

15. Relocate existing door to Existing Office adjacent to New Reception as shown on plan.


                                  EXHIBIT "B"

                                    EXHIBIT C
                                    ---------

                                 BUILDING RULES

Tenant's use of the Building and Premises shall be governed by the following rules which Landlord shall enforce on a uniform basis. Landlord reserves the right to unilaterally amend or add to the Building Rules, and such amendments and additions shall be effective when notice of the same is given to Tenant in the manner provided in the Lease.

1. Nothing shall be displayed, inscribed, painted or affixed by Tenant on any part of the exterior or interior of the Building (except within the Premises), without the prior consent of Landlord, and then only of such color, size, style and material as shall be first approved by Landlord.

2. No additional locks shall be placed upon any door of the Premises, and Tenant shall not permit duplicate keys to be made. Additional keys shall be procured from Landlord and paid for by Tenant. Tenant shall be solely responsible for the security of keys to the Premises and Building furnished to it by Landlord. All keys furnished to Tenant shall be surrendered to Landlord at the termination or expiration of the Lease.

3. If Tenant desires telephone or other communication system connections, Landlord shall direct the electricians as to where the wires are to be introduced, and without such direction, no boring or cutting for wires shall be permitted.

4. Unless Landlord gives advance consent in each and every instance, Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein or install or permit the installation of any vending machines, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable oils or fluids such as gasoline, kerosene, naphtha and benzene, or any explosive or other articles hazardous to persons or property.

5. The sidewalks, passages, lobbies, corridors, elevators and stairways shall not be obstructed by Tenant, or used in any way except for ingress and egress to and from offices or store rooms. Tenant shall place no objects outside the Premises.

6. The doors, skylights, windows and transoms that reflect or admit light into passageways or into any, place in the Building, shall not be covered or obstructed by Tenant. The restroom fixtures shall not be used for purposes other than those for which they were constructed. The cost of repairing any damage caused by Tenant resulting from misuse of such fixtures shall be borne by Tenant.

7. Nothing shall be thrown out of the windows or doors, or into the common areas of the Building.

8. Tenant shall not make noises, cause disturbances or vibrations, or use or operate any electrical or electronic devices or other devices that emit sound or other waves or disturbances, or create odors, any of which may be offensive to other tenants and occupants of the Building or which would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any musical instrument or equipment or any similar devices inside or outside of the Premises without, in each and every instance, prior approval by Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed.

9. Tenant shall not waste electricity, water or air conditioning, and shall cooperate fully, with Landlord to assure the most effective operation of the Building's heating and air conditioning, and shall not adjust any controls other than room thermostats installed for Tenant's use. Tenant shall keep corridor doors closed. Tenant shall not tie, wedge or otherwise fasten open any water faucet or outlet.

10. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

II. No animals, birds, bicycles or other vehicles shall be allowed in any part of the Building without the prior written consent of Landlord.

12. Any person or persons, other than the janitor of Landlord, who shall be employed for the purpose of cleaning or maintaining the Premises, shall be employed at Tenant's cost, and Landlord shall be in no way responsible for any loss of property on or from the Premises, however occurring, by a janitor. Tenant shall report any, deficiency in the services provided by Landlord or its agent.

13. Tenant shall not accumulate or store in the Premises any wastepaper, discarded records, books, paper files, sweepings, rags, rubbish or other combustible matter.


14. Tenant shall not make any room-to-room canvass to solicit business from other tenants in the Building, and shall not exhibit, sell or offer to sell, use, rent or exchange any item or service in or from the Premises unless ordinarily embraced with Tenant's use of the Premises specified in the Lease.

15. Landlord reserves the right to exclude from the Building all drunken and disorderly persons, idlers and peddlers, solicitors, and generally persons of a character or conduct to create disturbance, and persons entering in crowds or in such unusual numbers as to cause inconvenience to the tenants of the Building.

16. All moving of furniture or equipment into or out of the Building by Tenant, its agents or contractors shall be done at such time and in such manner as described by Landlord or its managing agent. All moving companies used for the purpose of moving furnishings or equipment into or out of the Building shall be licensed, bonded and insured commercial movers. No moving activities related to tenants moving into or out of the Building shall be conducted during the hours of 8:00 a.m. through 5:00 p.m., Monday through Friday (holidays excepted).

17. The Building and Tenant are subject to the City of Clayton's Smoking Ordinance No. 4645, as amended by Ordinance No. 4647. Landlord hereby reserves the right to designate common areas of the Building as no smoking areas (i.e, restrooms, corridors). Landlord shall have no responsibility to provide a smoking area in the Building.

                                    EXHIBIT D
                                    ---------
                           LEASE ESTOPPEL CERTIFICATE

Lease Date:                                    ,19
-----------       -----------------------------   ---

Landlord:         Bonhomme Place Associates, Inc. ("Landlord")
--------

Tenant:
-------           --------------------------------------------
Premises:
---------         --------------------------------------------

Net Rentable
------------
  Area:                                                Sq. Ft.
  ----            ------------------------------------ -------

Mortgagee:
----------        --------------------------------------------



     The undersigned Tenant of the above Lease hereby certifies to Mortgagee and to Landlord as follows:

1. That the term of the Lease commended on __________, 19__ and Tenant is in full and complete possession of the premises demised under the Lease and has commenced full occupancy and use of the premises, such possession having been delivered by the Landlord and having been accepted by Tenant.

2. That the Lease calls for monthly Base Rent installments of $___________ to date and that the Tenant is paying monthly installments of Additional
     Rent of $______________ which commenced to accrue on the ___ day of ______, 19___.

3. That no advance rental or other payment has been made in connection with the Lease, except rental for the current month and the rent has been paid to and including ____________________________, 19____.

4. That the Tenant is entitled to no free rent periods or other concessions except:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

5. That a security deposit in the amount of $______________ is being held by Landlord, which amount is not subject to any set off or reduction or to any increase for interest or other credit due to Tenant.

6. That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the demised premises.

7. That the Lease is a valid lease in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of Landlord or Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said lease has: (initial one)

     (_______________) not been amended, supplemented, extended, renewed or assigned.

     (_______________) been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

8. That the Lease provides for a primary term of ____ months; the term of the lease expires on the _______ day of _____________________, 19___; and
     that: (initial one)


     (_________) neither the lease nor any the documents listed in Paragraph 7 (if any) contain an option for any additional term of terms.

     (_________) the lease and/or the documents listed under paragraph 7, above, contain an option for ____________________ additional term(s) of year(s) and ____ month(s) (each) at a rent to be determined as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. That there are no actions, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or any state thereof.

10. That this certification is made knowing that Mortgagee and Landlord are relying upon the representations herein made.


Tenant

------------------------------------------------------

By:
            ------------------------------------------

Typed Name:
            ------------------------------------------
Title:
            ------------------------------------------

Dated:
            ------------------------------------------

Attest:
            ------------------------------------------

Typed Name:
            ------------------------------------------

Title:
            ------------------------------------------

Dated:
            ------------------------------------------

                                 EXHIBIT "E"

               [GRAPHIC: DIAGRAM OF FLOOR PLAN - FOURTH FLOOR]

                                 BONHOMME PLACE
                        SUMMARY OF BASIC LEASE PROVISIONS

     The following is a summary of the terms and conditions of a particular office lease (the "Lease") entered into as of the 5th day of February, 1993, by and between Bonhomme Place Associates, Inc., a Missouri limited partnership (the "Landlord") and Hanover Capital Mortgage Company, a Missouri Corporation (the "Tenant") covering certain premises (the "Premises") situated in Bonhomme Place, Clayton, Missouri.

Building Name
-------------
And Address:      Bonhomme Place
-----------       7700 Bonhomme Avenue
                  Clayton, Missouri 63105

Premises:         3,188 rentable square feet located on the fourth (4th) floor
---------         of the Building and numbered as Suite 475.

Term:             3 Years and 0 months commencing on March 1, 1993 and ending
-----             on February 29, 1996.

Base Rent:        First Year - $54,384 per year payable $4,532.00 per month
---------         Second Year - $67,140.00 per year payable $5,595.00 per month
                  Third Year - $79.896 per year payable $6,658.00 per month

Expense Stop:     Base year - 1992
------------

Proportionate
-------------
Share:            3.13% of the Building
-----

Security Deposit: $6,658.00
----------------

Permitted Use:    General Office
-------------

Parking:          Two reserved spaces.
--------

Addresses for Notices:
----------------------

      Landlord:   Bonhomme Place Associates, Inc.
                  c/o Sweeney-Finn Corporation
                  7700 Bonhomme Avenue
                  Clayton, MO 63105

      Tenant:     Hanover Capital Mortgage Corporation
                  Suite 475
                  7700 Bonhomme Avenue
                  Clayton, MO 63105

Exhibits included as part of the Lease:
---------------------------------------

Exhibit A  -  Floor Plan
Exhibit B  -  Construction Plan
Exhibit C  -  Building Rules
Exhibit D  -  Estoppel Certificate
Exhibit E  -  Right of First Refusal space

                                 BONHOMME PLACE
                        SUMMARY OF BASIC LEASE PROVISIONS

     The following is a summary of the terms and conditions of a particular office lease (the "Lease") entered into as of the 5th day of February, 1993, by and between Bonhomme Place Associates, Inc., a Missouri limited partnership (the "Landlord") and Hanover Capital Mortgage Company, a Missouri Corporation (the "Tenant") covering certain premises (the "Premises") situated in Bonhomme Place, Clayton, Missouri.

Building Name
-------------
And Address:      Bonhomme Place
-----------       7700 Bonhommme Avenue
                  Clayton, Missouri 63105

Premises:         3,188 rentable square feet located on the fouth (4th) floor of
---------         the Building and numbered as Suite 475.

Term:             3 Years and 0 months commencing on March 1, 1993 and ending
-----             on February 29, 1996.

Base Rent:        First Year - $54,384 per year payable $4,532.00 per month
---------         Second Year - $67,140.00 per year payable $5,595.00 per month
                  Third Year - $79.896 per year payable $6,658.00 per month

Expense Stop:     Base year - 1992
------------

Proportionate
-------------
Share:            3.13% of the Building
-----

Security Deposit: $6,658.00
----------------

Permitted Use:    General Office
-------------

Parking:          Two reserved spaces.
--------

Addresses for Notices:
----------------------

      Landlord:   Bonhomme Place Associates, Inc.
                  c/o Sweeney-Finn Corporation
                  7700 Bonhomme Avenue
                  Clayton, MO 63105

      Tenant:     Hanover Capital Mortgage Corporation
                  Suite 475
                  7700 Bonhomme Avenue
                  Clayton, MO 63105

Exhibits included as part of the Lease:
---------------------------------------

Exhibit A  -  Floor Plan
Exhibit B  -  Construction Plan
Exhibit C  -  Building Rules
Exhibit D  -  Estoppel Certificate
Exhibit E  -  Right of First Refusal space

                               LEASE AMENDMENT #1

     THIS LEASE AMENDMENT #1 made and entered into as of this 1st day of December, 1993, by and between BONHOMME PLACE ASSOCIATES, INC., a Missouri Corporation, (hereinafter designated as "Landlord"), and HANOVER CAPITAL MORTGAGE COMPANY, a Missouri Corporation (hereinafter designated as "Tenant"):

     WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a certain Lease of even date herewith (which Lease is sometimes hereinafter referred to as "said Lease") demising certain premises therein described in Landlord's building located in St. Louis County, Missouri, and having an address of 7700 Bonhomme Avenue, Clayton, Me 63105,

     WHEREAS, as part of the inducement to each other of executing this Lease Amendment #1, Landlord and Tenant have agreed upon the mutual covenants herein, which shall be incorporated into said Lease as a part thereof,

     WHEREAS, Landlord and Tenant have agreed that said Lease and this Lease Amendment #1 shall be read and construed collectively as one Lease Agreement, and accordingly, said Lease and this Lease Amendment #1 are sometimes hereinafter referred to as "this Lease,"

     NOW THEREFORE, for and in consideration of the foregoing, the execution by Landlord and Tenant of said Lease, and the mutual covenants herein, the parties hereto stipulate, covenant, and agree as follows:

     1. Tenant shall expand its premises (Suite 475) by 567 rentable square feet as designated on the floor plan (Exhibit A) as the "Right of First Refusal Space".

     2. The term of this expansion to the premises shall be for two (2) years and three (3) months commencing on the first day of December, 1993, and ending on the last day of February, 1996, both dates inclusive, unless earlier terminated as provided herein.

     3. As Base Rental for the term of this expansion of the premises, Tenant shall pay to Landlord Base Rental in addition to the base rental amounts set forth in Section 1 of the Addendum to Lease, at the annual rate as follows, payable in equal monthly installments on the first day of each and every calendar month of said period, in advance, without setoff or deduction, at the office of Landlord or its duly appointed representative:

          (i) For the period December 1, 1993, through February 28, 1994, Annual Base Rental in the amount of Nine Thousand Six Hundred Seventy Two and no/100 Dollars ($9,672.00) per annum, payable in equal monthly installments of Eight Hundred Six and no/100 Dollars ($806.00).

          (ii) For the period March 1, 1994, through February 28, 1995, Annual Base Rental in the amount of Eleven Thousand Nine Hundred Forty and no/100 Dollars

     ($11,940.00) per annum, payable in equal monthly installments of Nine Hundred Ninety Five and no/100 Dollars ($995.00).

          (iii) For the period March 1, 1995, through February 29, 1996, Annual Base Rental in the amount of Fourteen Thousand Two Hundred Eight and no/100 Dollars ($14,208.00) per annum, payable in equal monthly installments of One Thousand One Hundred Eighty Four and no/100 Dollars ($1,184.00).

     4. Landlord and Tenant agree that Landlord, at its sole cost and expense, shall prepare the Premises for Tenant's occupancy in accordance with the plan attached hereto and made a part hereof by reference and marked as Exhibit "B".

     5. "Tenant's Proportionate Share" as it relates to Section 5.1 (c) shall be increased from 3.13% to 3.69% calculated by dividing the sum total of the Premises 3,755 rentable square feet (3,188 rentable square feet as defined in the Lease plus the 567 rentable square feet defined in this Lease Amendment #1) by 101,864 (being the total rentable area of the Building).

     6. All other terms and conditions.of the Lease not herein modified shall remain in full force and effect until the effective date of the termination of the Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Amendment #1 as of the day and year first above written.

LANDLORD:

BONHOMME PLACE ASSOCIATES, INC.
a Missouri Corporation

By: /s/ ????
   ------------------------------

Title: Vice President
       --------------------------

TENANT:

HANOVER CAPITAL MORTGAGE COMPANY
a Missouri Corporation

By: /s/ R. F. Weeks
   ------------------------------

Title: Senior Vice President
      ---------------------------

                                  EXHIBIT A

                    [DIAGRAM OF FLOOR PLAN - FOURTH FLOOR]

                                ADDENDUM TO LEASE

     THIS ADDENDUM TO LEASE made and entered into as of this ___ day of January, 1993, by and between BONHOMME PLACE ASSOCIATES, INC., a Missouri Corporation (hereinafter designated as "Landlord"), and HANOVER CAPITAL MORTGAGE CORPORATION, a Missouri Corporation, (hereinafter designated as "Tenant"):

     WITNESSETH:

      WHEREAS, Landlord and Tenant have entered into a certain Lease of even date herewith (which Lease is sometimes hereinafter referred to as "said Lease") demising certain premises therein described in Landlord's building located in St. Louis County, Missouri, and having an address of 7700 Bonhomme Avenue, Clayton, Missouri 63105,

     WHEREAS, Landlord and Tenant have agreed that said Lease and this Addendum to Lease shall be read and construed collectively as one Lease Agreement, and accordingly, said Lease and this Addendum to Lease are sometimes hereinafter referred to as "this Lease,"

     NOW THEREFORE, for an in consideration of the foregoing, the execution by Landlord and Tenant of said Lease, and the mutual covenants herein, the parties hereto stipulate, covenant, and agree as follows:

     1. As Base Rental for the three (3) years of the term of this Lease, Tenant shall pay to Landlord for said leased premises, Base Rental at the annual rate as follows, payable in equal monthly installments, on the first day of each and every calendar month of said period, in advance, without setoff or deduction, at the office of Landlord or its duly appointed representative:

     (i) For the period March 1, 1993, through February 28, 1994, Annual Base Rental in the amount of Fifty-Four Thousand Three Hundred Eighty Four Dollars ($54,384.00) per annum, payable in equal monthly installments of Four Thousand Five Hundred Thirty Two Dollars ($4,532.00).

     (ii) For the period March 1, 1994, through February 28, 1995, Annual Base Rental in the amount of Sixty Seven Thousand One Hundred Forty Dollars ($67,140.00) per annum, payable in equal monthly installments of Five Thousand Five Hundred Ninety Five Dollars ($5,595.00).

     (iii) For the period March 1, 1995 through February 29, 1996, Annual Base Rental in the amount of Seventy Nine Thousand Eight Hundred Ninety Six Dollars ($79,896) per annum, payable in equal monthly installments of Six Thousand Six Hundred Fifty Eight Dollars ($6,658.00).

     2. Provided that this Lease is in full force and effect and that Tenant is not in default under this Lease, Tenant shall have the option to extend the Term of this Lease for one (I) renewal term of two (2) years upon the same terms and conditions of this Lease, except the Annual Base Rental for the extended term shall be Seventy Six Thousand Five Hundred Twelve Dollars ($76,512.00) per annum, payable in equal monthly installments of Six Thousand Three Hundred Seventy Six Dollars ($6,376.00).

     3.Provided that this Lease is in full force and effect and that Tenant is not in default hereunder, Landlord agrees that Tenant shall have the right of first refusal from time to time to lease contiguous space outlined on Exhibit "A" attached hereto prior to leasing said space and/or upon the expiration or prior termination of any leases entered into by Landlord for said space. Landlord shall notify Tenant as to the availability of said space and of the market rent therefor which Landlord shall determine in good faith. Tenant will have seven (7) days to exercise said right from the date Landlord notifies Tenant of the availability of said space and the rental applicable thereto. Said right is to be exercised by Tenant by giving to Landlord a written notice of exercise and acceptance of the space within seven (7) days of the receipt of Landlord's notice. In the event Tenant does not exercise said option with respect to said space, Landlord shall have the right to lease said space to any other tenant at such rental and upon such terms and conditions as Landlord may choose in Landlord's sole discretion. In the event Tenant elects to include in the leased premises said space as hereinbefore provided, the Base Rent under this Lease shall be increased commencing upon the date of Tenant's occupancy of such space in the leased premise and for the remainder of the Term of this Lease, Also, the percentage for Tenant's Share of Taxes and Operating Expenses pursuant to Paragraph 5.2(c) of said Lease shall be increased accordingly from the date of occupancy.

     4. Landlord and Tenant agree that Landlord, at its cost and expenses, shall prepare the Premises for Tenant's occupancy in accordance with the plan attached hereto and made a part hereof by reference and marked as Exhibit "B".

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to Lease as of the day and year first above written.

                                    LANDLORD:

                                    BONHOMME PLACE ASSOCIATES, INC.,
                                    a Missouri Corporation

                                    By: /s/ ????
                                       --------------------------------------

                                    Title: President
                                          -----------------------------------


                                    TENANT:

                                    HANOVER CAPITAL MORTGAGE CORPORATION,
                                    a Missouri Corporation

                                    By: /s/ ????
                                       --------------------------------------

                                    Title: Vice President - Managing Director
                                          -----------------------------------

                                                Re:     Bonhomme Place
                                                        7700 Bonhomme Avenue
                                                        Clayton, Missouri
                                                        --------------------


                              SECOND AMENDMENT AND
                               EXTENSION OF LEASE
                               ------------------

THE STATE OF MISSOURI   [Section]
                        [Section]       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ST. LOUIS     [Section]


        THIS SECOND AMENDMENT AND EXTENSION OF LEASE (this "AMENDMENT") has been executed as of this 1st day of March, 1996, by GATEWAY FRONTIER PROPERTIES, INC., a California corporation ("LANDLORD") and HANOVER CAPITAL MORTGAGE CORPORATION, a Missouri corporation ("Tenant").

                                R E C I T A L S:
                                - - - - - - - -

        A. Bonhomme Place Associates, Inc. ("PRIOR LANDLORD") and Tenant have heretofore executed that certain Office Building Lease (together with Addendum thereto) dated as of February 5, 1993, as amended by Lease Amendment #1 dated as of December 1, 1993 (such Office Building Lease, as so amended, is hereinafter called the "LEASE"), pursuant to which Tenant leased from Prior Landlord approximately 3,755 square feet in that certain office building and related land and improvements located at 7700 Bonhomme Avenue, Clayton, Missouri and more particularly described in the Lease (the "BUILDING"). Unless otherwise defined herein, all initially capitalized terms have the meanings assigned thereto in the Lease.

        B. Landlord has acquired title to, among other property, the Building and all of Prior Landlord's interest under the Lease.

        C. Landlord and Tenant desire to execute this Amendment in order to evidence their agreement to (i) extend the term of the Lease; and (ii) make certain other amendments to the Lease, all as more particularly set forth in this Amendment.

        NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:



                         SECOND AMENDMENT - Page 1 of 3
                         ----------------

                                   Article I

                               CERTAIN AMENDMENTS
                               ------------------

        SECTION 1.01. LEASE TERM. The term of the Lease is hereby extended for an additional twenty-four (24) months and, unless otherwise terminated in accordance with its express terms, the term of the Lease will expire on February 28, 1998. Tenant has no further renewal options or rights of first refusal under the Lease.

        SECTION 1.02. BASE RENT. Landlord and Tenant agree that, commencing March 1, 1996, Base Rent will be due and payable by Tenant under the Lease in accordance with the following schedule:


                                Annual Rate             Monthly
        Period                  Per R.S.F.              Amount
        ------                  -----------             -------
3/01/96 - 02/28/98                $24.00               $7,510.00


Landlord and Tenant further agree that the calendar year for computing the Base Amount for Operating Expenses and Taxes will remain calendar year 1992.

        SECTION 1.03. PARKING. Tenant and Landlord acknowledge that the current charge for reserved parking is $85 per space per month and the current charge for non-reserved parking is $65 per space per month.

        SECTION 1.04. STORAGE SPACE. Landlord and Tenant agree that during the extended term Tenant may continue to lease the storage space covered by, and in accordance with the terms of, that certain Storage Space Lease Addendum, except that rent for such space will be payable at an annual rate of $12.00 per square foot.

        SECTION 1.05. FURTHER AMENDMENTS. Landlord and Tenant further agree that the Lease shall be and hereby is further amended wherever necessary, even though not specifically referred to herein, in order to give effect to the terms of this Amendment.

                                   Article II

                                 MISCELLANEOUS
                                 -------------

        SECTION 2.01. RATIFICATION. The Lease, as amended hereby, is hereby ratified, confirmed and deemed in full force and effect in accordance with its terms. Each party represents to


                         SECOND AMENDMENT - Page 2 of 3
                         ----------------
the other that such party (a) is currently unaware of any default by the other party under the Lease; and (b) has full power and authority to execute and deliver this Amendment and this Amendment represents a valid and binding obligation of such party enforceable in accordance with its terms. Each party agrees to indemnify the other from and against any claims for brokerage or similar commissions owed as a result of the acts of such party.

        SECTION 2.02. NOTICES. All notices to be delivered to Landlord under the lease or otherwise with respect to the Premises shall, unless Landlord otherwise notifies Tenant, be delivered to Landlord in accordance with Section 27 of the Lease to the following address:

                c/o TA Realty Corporation
                45 Milk Street
                Boston, Massachusetts 02109
                Attention:  Dale Valicenti

        SECTION 2.03. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Missouri.

        SECTION 2.04. COUNTERPARTS. This Amendment may be executed in multiple counterparts each of which is deemed an original but together constitute one and the same instrument.

        IN WITNESS WHEREOF, this Amendment has been executed as of (but not necessarily on) the date and year first above written.

                                LANDLORD:
                                --------

Date:                  , 1996   GATEWAY FRONTIER PROPERTIES, INC.,
     ------------------         a California corporation


                                By:
                                   ------------------------------------
                                Name:
                                Title:


                                TENANT:
                                ------

Date:                  , 1996   HANOVER CAPITAL MORTGAGE CORPORATION,
     ------------------         a Missouri corporation


                                By:
                                   ------------------------------------
                                   John A. Burchett,
                                   President



                         SECOND AMENDMENT - Page 3 of 3
                         ----------------